UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2018

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01 Entry into a Material Definitive Agreement.

The information discussed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

 Ameriprise Financial Selected Dealer Agreement

On December 13, 2018, Hines Global Income Trust, Inc. (the “Company”), Hines Securities, Inc. (the “Dealer Manager”) and Hines Global REIT II Advisors LP (the “Advisor” and, collectively with the Company and the Advisor, the “Issuer Entities”) entered into a selected dealer agreement (the “Selected Dealer Agreement”) with Ameriprise Financial Services, Inc. (“Ameriprise”). Pursuant to the Selected Dealer Agreement, Ameriprise will act as a selected dealer whereby Ameriprise will offer and sell, on a best efforts basis, a maximum of $2,500,000,000 in Class T shares of the Company’s common stock (the “Class T Shares”) and Class I shares of the Company’s common stock (the “Class I Shares” and, together with the Class T Shares, the “Shares”) pursuant to the Company’s second public offering of its common stock (the “Offering”). With respect to the Offering, the Company has initially allocated $2,000,000,000 in shares to be offered in the primary offering (the “Primary Offering”) and $500,000,000 in shares to be offered pursuant to the Company’s distribution reinvestment plan (the “DRP”), in any combination of Class T, Class S, Class D and Class I shares of common stock.

Pursuant to the terms of the Selected Dealer Agreement, Ameriprise generally will be paid, with respect to each Class T Share sold by Ameriprise in the Primary Offering: (i) a selling commission (the “Selling Commission”) of up to 2.0% of the price of each Class T Share; and (ii) annual distribution and stockholder servicing fees (the “Distribution and Stockholder Servicing Fees”) equal to 1.0% of the aggregate net asset value of the outstanding Class T Shares sold by Ameriprise; provided, that, the sum of the Selling Commission and the Distribution and Stockholder Servicing Fees paid to Ameriprise  will not to exceed a total of 5.0% of the gross proceeds from the sale of Class T Shares by Ameriprise in the Primary Offering. No Selling Commissions or Distribution and Stockholder Servicing Fees will be paid to Ameriprise with respect to the sale of Class I Shares. No Selling Commissions will be paid to Ameriprise for purchases of Shares made by an investor pursuant to the DRP.

Cost Reimbursement Agreement

On December 13, 2018, the Issuer Entities and American Enterprise Investment Services Inc. (“AEIS”) entered into a cost reimbursement agreement (the “Cost Reimbursement Agreement”), pursuant to which AEIS will perform, for the benefit of the stockholders of the Company, certain broker dealer services including, but not limited to, distribution, marketing, administration and stockholder servicing support (the “Cost Reimbursement Services”). Cost Reimbursement Services performed by AEIS will further include product due diligence, training and education, and other support-related functions.  As consideration for the Cost Reimbursement Services, AEIS will be entitled to receive an upfront marketing fee, an annual marketing fee and expense reimbursements, including reimbursements for due diligence expenses, technology costs incurred by  AEIS associated with the Offering, related costs and expenses and other costs and expenses related to the support provided by AEIS to Ameriprise financial advisors in connection with the marketing of the Shares and the ownership of Shares by Ameriprise’s customers, including fees to attend Company-sponsored conferences.

Subject to certain limitations set forth in each of the Selected Dealer Agreement and the Cost Reimbursement Agreement, the Issuer Entities, jointly and severally, have agreed to indemnify, defend and hold harmless Ameriprise and AEIS and each person, if any, who controls Ameriprise and AEIS within the meaning of the Securities Act of 1933, as amended, against losses, liability, claims, damages and expenses caused by certain untrue or alleged untrue statements, or omissions or alleged omissions of material fact made in connection with the Offering or in certain filings with the Securities and Exchange Commission and certain other public statements, or the breach by the Issuer Entities or any employee or agent acting on their behalf, of any of the representations, warranties, covenants, terms and conditions of the Selected Dealer Agreement and the Cost Reimbursement Agreement.

The above descriptions of the Selected Dealer Agreement and Cost Reimbursement Agreement are summaries and are qualified in their entirety by the Selected Dealer Agreement and the Cost Reimbursement Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 13, 2018, Hines Global REIT II Properties LP, the Company’s operating partnership (the “Operating Partnership”) and Hines Interests Limited Partnership (“Hines”) entered into a Second Amendment to Uncommitted Loan Agreement (the “Second Amendment”), pursuant to which the uncommitted loan agreement dated October 2, 2017, by and between the Operating Partnership and Hines, as amended by the First Amendment to Uncommitted Loan Agreement (the “First Amendment”), dated as of November 30, 2017, by and between the Operating Partnership and Hines (the “Hines Credit Facility”), was amended to extend the termination date for a period of up to one additional year. As amended, the Hines Credit Facility will terminate on the earlier to occur of (a) the termination of the availability period as determined by Hines at its discretion (which will not impact the maturity date of any outstanding or previously approved advance under the Hines Credit Facility); (b) December 31, 2019; and (c) the date Hines accelerates the repayment of the Hines Credit Facility pursuant to any event of default.  There were no other material changes to the terms of the Hines Credit Facility. Hines is the sponsor of the Company.

The above description of the Second Amendment is a summary and is qualified in its entirety by the Second Amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein. Further information about the Hines Credit Facility and the First Amendment can be found in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on October 3, 2017 and December 6, 2017 and in the Hines Credit Facility and the First Amendment, which are filed as Exhibit 10.4 and Exhibit 10.5 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01 Other Items.

The Company, the Operating Partnership and the Advisor are parties to that certain Amended and Restated Advisory Agreement, dated as of December 6, 2017 (the “Advisory Agreement”). The Advisory Agreement had an initial term of one year, and may be renewed for an unlimited number of successive one-year terms. On December 6, 2018, with the approval of the Company’s board of directors (the “Board”), the Advisory Agreement was amended to extend the initial term through December 31, 2018. Effective as of December 13, 2018, the Board, including the independent directors, approved the renewal of the Advisory Agreement for an additional one-year term commencing on January 1, 2019 and ending on December 31, 2019.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Selected Dealer Agreement, dated as of December 13, 2018, by and among Hines Global Income Trust, Inc., Hines Securities, Inc., Hines Global REIT II Advisors LP and Ameriprise Financial Services, Inc.
10.2
Cost Reimbursement Agreement, dated as of December 13, 2018, by and among Hines Global Income Trust, Inc., Hines Securities, Inc., Hines Global REIT II Advisors LP, and American Enterprise Investment Services Inc.

10.3	Second Amendment to Uncommitted Loan Agreement, dated as of December 13, 2018, by and between Hines Global REIT II Properties, LP, as borrower, and Hines Interests Limited Partnership, as lender.
10.4
First Amendment to Uncommitted Loan Agreement, dated as of November 30, 2017, by and between Hines Global REIT II Properties, LP, as borrower, and Hines Interests Limited Partnership, as lender (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K on December 6, 2017 and incorporated by reference herein)

10.5
Uncommitted Loan Agreement, dated as of October 2, 2017, by and between Hines Global REIT II Properties, LP, as borrower, and Hines Interests Limited Partnership, as lender (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K on October 3, 2017 and incorporated by reference herein)

Forward Looking Statement

This Current Report on Form 8-K, including the exhibits filed herewith, contains forward-looking statements (including, without limitation, statements concerning the sale of shares by Ameriprise, the provision of Cost Reimbursement Services by AEIS and the availability of the Hines Credit Facility) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, risks associated with Ameriprise’s ability to sell the shares, risks associated with AEIS’s ability to provide Cost Reimbursement Services, the willingness of Hines to continue the availability period under the Hines Credit Facility, and those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as amended or supplemented by the Company’s other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global Income Trust, Inc.

December 19, 2018	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer